                                                                  EXHIBIT 10.106







                        INSURANCE AND INDEMNITY AGREEMENT

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                       NATIONAL AUTO FINANCE 1999-1 TRUST,

                      NATIONAL FINANCIAL AUTO FUNDING TRUST

                                       and

                      NATIONAL AUTO FINANCE COMPANY, INC.,




                          Dated as of September 1, 1999




                       National Auto Finance 1999-1 Trust
                7.26% Class A Automobile Receivables-Backed Notes
                                   $48,000,000

                                TABLE OF CONTENTS

                                                                                                       PAGE
Article I.            DEFINITIONS.......................................................................2

         Section 1.01. Definitions......................................................................2

Article II.           REPRESENTATIONS, WARRANTIES AND COVENANTS.........................................2

         Section 2.01. Representations and Warranties of the Trust......................................2

         Section 2.02. Affirmative Covenants of the Trust...............................................6

         Section 2.03. Negative Covenants of the Trust.................................................12

         Section 2.04. Representations and Warranties of NAFI and the Transferor.......................14

         Section 2.05. Affirmative Covenants of NAFI and the Transferor................................20

         Section 2.06. Negative Covenants of NAFI and the Transferor...................................28

         Section 2.07. Representations and Warranties of NAFI and the Transferor
                               with respect to the Master Trust and Funding Trust II...................31

         Section 2.08. Affirmative Covenants of NAFI and the Transferor with respect to the Master Trust and Funding Trust II........................32

         Section 2.09. Negative Covenants of NAFI and the Transferor with respect to the Master Trust and Funding Trust II........................33

Article III.          THE POLICY; REIMBURSEMENT; INDEMNIFICATION.......................................34

         Section 3.01. Issuance of the Policy..........................................................34

         Section 3.02. Payment of Fees and Premium.....................................................34

         Section 3.03. Reimbursement Obligation........................................................35

         Section 3.04. Indemnification.................................................................36

         Section 3.05. Subrogation.....................................................................38

Article IV.           FURTHER AGREEMENTS...............................................................39

         Section 4.01. Effective Date; Term of Agreement...............................................39

         Section 4.02. Further Assurances and Corrective Instruments...................................39

         Section 4.03. Obligation Absolute.............................................................39

         Section 4.04. Assignments; Reinsurance; Third-Party Rights....................................41

         Section 4.05. Liability of Financial Security.................................................41

Article V.            EVENTS OF DEFAULT; REMEDIES......................................................42

         Section 5.01. Events of Default...............................................................42

         Section 5.02. Remedies; Waivers...............................................................45

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                      PAGE
Article VI.           MISCELLANEOUS....................................................................46

         Section 6.01. Amendments, Etc.................................................................46

         Section 6.02. Notices.........................................................................46

         Section 6.03. Payment Procedure...............................................................47

         Section 6.04. Severability....................................................................48

         Section 6.05. Governing Law...................................................................48

         Section 6.06. Consent to Jurisdiction.........................................................48

         Section 6.07. Consent of Financial Security...................................................49

         Section 6.08. Counterparts....................................................................49

         Section 6.09. Trial by Jury Waived............................................................49

         Section 6.10. Limited Liability...............................................................50

         Section 6.11. Entire Agreement................................................................50

Appendix I            Definitions

Appendix II           Conditions Precedent to Issuance of the Policy

Annex I               Form of Financial Guaranty Insurance Policy

Appendix A            Opinions of Counsel

                                                                  EXHIBIT 10.106

                        INSURANCE AND INDEMNITY AGREEMENT

                  INSURANCE AND INDEMNITY AGREEMENT dated as of September 1, 1999 by and among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), NATIONAL AUTO FINANCE 1999-1 TRUST (the "Trust"), NATIONAL FINANCIAL AUTO FUNDING TRUST (the "Transferor") and NATIONAL AUTO FINANCE COMPANY, INC. ("NAFI", and in its capacity as Servicer, the "Servicer").

                             INTRODUCTORY STATEMENTS

                  A. On the Closing Date, (i) the Master Trust will sell all of its right, title and interest in and to the Receivables and certain other property related thereto to Funding Trust II pursuant to the Assignment Agreement and will simultaneously release its liens on such Receivables and such other property related thereto, (ii) Funding Trust II will simultaneously sell all of its right, title and interest in and to the Receivables and such other property related thereto to the Transferor pursuant to the Sale Agreement, and will simultaneously release its liens on such Receivables and such other property related thereto, and (iii) the Transferor will simultaneously sell all of its right, title and interest in and to the Receivables and such other property related thereto to the Trust pursuant to the Sale and Servicing Agreement.

                  B. The Trust will issue the Securities and the Class B Notes pursuant to the Indenture and the Certificate pursuant to the Trust Agreement. The Trust has requested that Financial Security issue a financial guaranty insurance policy guaranteeing certain distributions of the principal of and interest on the Securities (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

                  C. NAFI and/or Funding Trust II and/or the Transferor and/or any other Affiliate of NAFI has previously entered, and may in the future enter, into one or more pooling and servicing agreements, sale and servicing agreements, indentures, receivables purchase agreements or other financing documents (each, a "Securitization Agreement") pursuant to which NAFI, Funding Trust II, the Transferor and/or such other Affiliate of NAFI has sold, pledged or otherwise transferred, and will sell, pledge or otherwise transfer, all or a portion of its right, title and interest in and to pools of contracts and/or other financial assets or property to a trust or other Person and in connection therewith Financial Security in its discretion has issued policies, and may in the future issue additional policies, with respect to certain guaranteed distributions or scheduled payments with respect to the corresponding securities, certificates, notes or other obligations issued or arising under such Securitization Agreements.

                  D. The parties hereto desire to specify the conditions precedent to the issuance of the Policy, the terms of payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to Financial Security in respect of amounts paid by Financial Security under the Policy or otherwise and certain other matters.

                  In consideration of the premises and of the agreements herein contained, Financial Security, the Trust, the Transferor and NAFI hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used herein shall have the meanings provided in Appendix I hereto unless the context otherwise requires. Unless otherwise defined in this Insurance Agreement, all terms defined in the Sale and Servicing Agreement or in the Spread Account Agreement shall have the same meanings in this Insurance Agreement. Unless otherwise specified, if a word or phrase defined in the Sale and Servicing Agreement or in the Spread Account Agreement can be applied with respect to one or more Series, such a word or phrase shall be used herein as applied to Series 1999-1.

                                  ARTICLE II.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 2.01. Representations and Warranties of the Trust. The Trust represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, with respect to itself and otherwise as follows:

                  (a) Due Organization and Qualification. The Trust is a Delaware statutory business trust, duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business. The Trust is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Receivable unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

                  (b) Power and Authority. The Trust has all necessary trust power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

                  (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Trust have been duly authorized by all necessary action on the part of the Trust and do not require any additional approvals or consents or other action by or any notice to or filing with any Person by or on behalf of the Trust, including, without limitation, any governmental entity.

                  (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Trust, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents,

                           (i) conflicts with or results in any breach or violation of any provision of the certificate of trust of the Trust or the Trust Agreement, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trust, or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trust,

                           (ii) constitutes or will constitute a default by the Trust under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trust is a party or by which it or any of its properties may be bound or affected, or

                           (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of the Trust except as otherwise expressly contemplated by the Transaction Documents.

                  (e) Legal Proceedings. There is no action, proceeding or investigation, by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Receivables, the Trust, or any properties or rights of the Trust, pending or threatened, which, in any case, if decided adversely, could result in a Material Adverse Change with respect to the Trust or any Receivable.

                  (f) Valid and Binding Obligations. Each of the Transaction Documents to which the Trust is a party when executed and delivered by the Owner Trustee on behalf of the Trust, will constitute the legal, valid and binding obligations of the Trust, enforceable in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities and the Class B Notes; when executed, authenticated and delivered in accordance with the Indenture, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, enforceable in accordance with their terms. The Certificate, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial interest in the Trust.

                  (g) ERISA. The Trust does not maintain or contribute to, or have any obligation to maintain or contribute to, any Plan. The Trust has no duties under ERISA.

                  (h) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Trust or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Trust that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Trust which has a material possibility of causing a Material Adverse Change with respect to the Trust or the Receivables.

                  (i) Compliance With Securities Laws. The offer and sale of the Securities, the Class B Notes and the issuance of the Certificate, comply in all material respects with all requirements of law, including all applicable registration requirements of securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made with respect to information included in an Offering Document and furnished by Financial Security in writing expressly for use therein (all such information so furnished being referred to herein as "Financial Security Information"), it being understood that, in respect of the Offering Document, the Financial Security Information is limited to the information included under the caption "THE NOTE INSURER", and the financial statements of Financial Security attached thereto as Exhibit [ ]. None of the Trust Agreement, the Indenture or the Sale and Servicing Agreement is required to be qualified under the Trust Indenture Act.

                  (j) Incorporation of Certain Representations and Warranties. Each of the representations and warranties of the Trust contained in the Transaction Documents is true and correct in all material respects and the Trust hereby makes each such representation and warranty made by it to, and for the benefit of, Financial Security as if the same were set forth in full herein.

                  (k) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental Person, is required with respect to, or to be obtained by, the Trust in connection with the execution, delivery and performance by the Trust of this Insurance Agreement or any other Transaction Document to which the Trust is a party, except (in each case) such as have been obtained and are in full force and effect.

                  (l) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Trust in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to the Trust.

                  (m) Special Purpose Entity.

                           (i) The capital of the Trust is adequate for the business and undertakings of the Trust.

                           (ii) Other than the transactions as provided in the Transaction Documents, the Trust is not engaged in any business transactions with NAFI, the Transferor or any of their respective Subsidiaries or Affiliates.

                           (iii) The Trust's funds and assets are not, and will not be, commingled with the funds of any other Person.

                  (n) Solvency; Fraudulent Conveyance. The Trust is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, the Trust will not be left with an unreasonably small amount of capital with which to engage in its business. The Trust does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Trust does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Trust or any of its assets. The Trust is not pledging the Collateral to the Trust Collateral Agent, or issuing the Securities, the Class B Notes and the Certificate, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Trust's creditors.

                  (o) Investment Company Act Compliance. Neither the Trust nor the Owner Trust Estate is required to be registered as an "investment company" under the Investment Company Act. The Trust is not subject to the information reporting requirements of the Securities Exchange Act.

                  (p) Collateral. On the Date of Issuance, the Trust will be the owner of, and will have good and marketable title to, each item of Other Trust Property conveyed on such date and will own each such item free and clear of all Liens and Restrictions on Transferability (other than Liens contemplated under the Indenture) or any equity or participation interest of any other Person and will have full right, power and lawful authority to pledge such Other Trust Property pursuant to the Indenture. The Indenture constitutes a valid pledge of the

         Collateral to the Trust Collateral Agent, and the Trust Collateral Agent shall have a valid and perfected first priority security interest in the Collateral, free and clear of all Liens and Restrictions on Transferability.

                  (q) Perfection of Liens and Security Interest. On the Closing Date, the Lien and security interest in favor of the Trust Collateral Agent with respect to the Collateral will be perfected by the delivery of the Receivable Files to the Custodian, which Receivable Files the Custodian will hold on behalf of the Trust Collateral Agent, the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection of such Lien and security interest, and the establishment of the Collection Account, the Distribution Account, the Class A Note Distribution Account and the Class B Note Distribution Account in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Trust Collateral Agent's first priority Lien on and security interest in the Collateral as against any third parties.

                  (r) Security Interest in Funds and Investments. Assuming the retention of funds in the Trust Accounts and the acquisition of Eligible Investments in accordance with the Transaction Documents, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Trust Collateral Agent on behalf of the Indenture Trustee (on behalf of the holders of the Securities) and Financial Security. Assuming the retention of funds in the Spread Account and the acquisition of Eligible Investments in accordance with the Spread Account Agreement, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Collateral Agent on behalf of Financial Security.

         Section 2.02. Affirmative Covenants of the Trust. The Trust hereby agrees, that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Compliance With Agreements and Applicable Laws. The Trust shall perform each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities, the Class B Notes and the Certificate shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents. The Trust will not cause or permit to become effective any amendment to or modification of any of the Transaction Documents to which it is a party unless Financial Security shall have previously approved in writing the form of such amendment or modification. The Trust shall not take any action or fail to take any action that would interfere with the enforcement of any rights under the Transaction Documents.

                  (b) Financial Statements; Accountants' Reports; Other Information. The Trust shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, which shall be furnished to Financial Security upon request. The Trust shall furnish or cause to be furnished to Financial Security the following (in the case of clause (i), (ii) and (iii) to the extent any such financial statements or reports are prepared by or on behalf of the Trust):

                           (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Trust, the audited balance sheets of the Trust as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of the Trust, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Trust's independent accountants (who shall be, in each case, a nationally recognized firm or otherwise acceptable to Financial Security) and by the certificate specified in Section 2.02(c) hereof.

                           (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Trust, the unaudited balance sheets of the Trust, as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of the Trust for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.02(c) hereof.

                           (iii) Accountants' Reports. Copies of any reports submitted to the Trust by its independent accountants in connection with any examination of the financial statements of the Trust.

                           (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, financial statements, notices or other similar items delivered to or by the Trust pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Financial Security may reasonably request. The books and records of the Trust will be maintained at the address designated herein for receipt of notices, unless the Trust shall otherwise advise the parties hereto in writing.

                           (v) Documents. The Trust shall provide or cause to be provided to Financial Security an executed original copy of each document executed in connection with the Transaction within 10 days after the date of closing.

                           (vi) Tax Documentation. Not less than ten days prior to the date of filing with the IRS of any tax return or amendment thereto, copies of the proposed form of such return or amendment and promptly after the filing or sending thereof, copies of all tax returns and amendments thereto, proxy statements, financial statements, reports and registration statements which the Trust files, or delivers to, the IRS, the Commission, or any other federal, state or foreign government agency, authority or body which supervises the issuance of securities by the Trust or any national securities exchange.

                  (c) Compliance Certificate. The Trust shall deliver to Financial Security (x) concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(i) hereof and concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(ii) hereof and (y) on each April 5, July 5, October 5, and January 5 (in each case, the next Business Day, if such day is not a Business Day), if the financial statements required pursuant to Section 2.02(b)(ii) hereof are not being delivered, a certificate signed by an officer of the Trust stating that:

                           (i) a review of the Trust's performance under the Transaction Documents during such period or the quarter ending March 31, June 30, September 30 and December 31, as applicable, has been made under such officer's supervision;

                           (ii) to the best of such individual's knowledge, no Special Event, Default or Event of Default has occurred, or if a Special Event, Default or Event of Default has occurred, specifying the nature thereof and, if the Trust has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the Trust to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

                           (iii) the attached financial reports submitted in accordance with Section 2.02(b)(i) or (ii) hereof, if any and as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Trust, as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year end adjustments).

                  (d) Notice of Material Events. The Trust shall promptly inform Financial Security in writing of the occurrence of any of the following:

                           (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against the Trust pertaining to the Receivables in general, (B) with respect to a material portion of the Receivables or
         (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Receivables;

                           (ii) any change in the location of the Trust's principal office or any change in the location of the Trust's books and records;

                           (iii) the occurrence of any Default or Special Event; or

                           (iv) any other event, circumstance or condition that has resulted, or the Trust reasonably believes might result, in a Material Adverse Change in respect of the Trust or the Receivables.

                  (e) Access to Records, Discussions with Officers and Accountants. The Trust shall, upon the request of Financial Security, permit Financial Security or its authorized agents (i) to inspect the books and records of the Trust as they may relate to the Securities, the Class B Notes, the Certificate, the Receivables and the Other Trust Property, the obligations of the Trust under the Transaction Documents, the Trust's business and the Transaction and (ii) to discuss the affairs, finances and accounts of the Trust with any of its personnel and representatives, including its independent accountants. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Trust. The books and records of the Trust will be maintained at the address of the Trust designated herein for receipt of notices, unless the Trust shall otherwise advise the parties hereto in writing.

                  (f) Further Assurances. The Trust will file all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and security interest in, and all rights of the Trust Collateral Agent with respect to the Collateral under the Indenture. In addition, the Trust shall, upon the request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten (10) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trust Collateral Agent in the Collateral under the Indenture, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trust Collateral Agent. In addition, the Trust agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

                  (g) Retirement of Securities. The Trust shall, upon retirement of the Securities, furnish to Financial Security a notice of such retirement, and, upon retirement of the Securities and the expiration of the Term Of The Policy, surrender the Policy to Financial Security for cancellation.

                  (h) Third-Party Beneficiary. The Trust agrees that Financial Security shall have all rights of a third-party beneficiary in respect of each of the Transaction Documents and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of Financial Security.

                  (i) Preservation of Existence. The Trust shall observe in all material respects all procedures required by its certificate of trust and the Trust Agreement and preserve and maintain its existence as a trust and its rights, franchises and privileges in the jurisdiction of its organization, and duly qualify and remain in good standing in each jurisdiction where the nature of its business requires it to do so.

                  (j) Disclosure Document. (1) Each Offering Document shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document which includes financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements:

                  The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

         (2) Each Offering Document subsequent to the Date of Issuance shall be in form and substance satisfactory to Financial Security in its sole discretion as evidenced by Financial Security's prior written consent to the use thereof.

                  (k) Special Purpose Entity.

                           (i) The Trust shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those officers are concerned, and particularly will avoid the appearance of conducting business on behalf of NAFI, the Transferor or any of their respective Affiliates or that the assets of the Trust are available to pay the creditors of NAFI, the Transferor or any of their respective Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Trust.

                           (ii) The Trust shall maintain trust records and books of account separate from those of NAFI, the Transferor or any of their respective Affiliates. The books and records of the Trust will be separate from those of NAFI, the Transferor and their respective Affiliates and will be maintained at the address designated herein for receipt of notices, unless the Trust shall otherwise advise the parties hereto in writing with respect to such address.

                           (iii) The Trust shall obtain proper authorization from its equity owners of all trust action requiring such authorization, and copies of each such authorization and the minutes or other written summary of each such meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

                           (iv) Although the organizational expenses of the Trust have been paid by the Seller, operating expenses and liabilities of the Trust shall be paid from its own funds.

                           (v) The annual financial statements of the Trust shall disclose the effects of the Trust's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Trust are not available to pay creditors of NAFI, the Transferor or any of their respective Affiliates.

                           (vi) The resolutions, agreements and other instruments of the Trust underlying the transactions described in this Insurance Agreement and the other Transaction Documents shall be continuously maintained by the Trust as official records of the Trust separately identified and held apart from the records of NAFI, the Transferor or any of their respective Affiliates.

                           (vii) The Trust shall maintain an arm's-length relationship with NAFI, the Transferor and their respective Affiliates and will not hold itself out as being liable for the debts of NAFI, the Transferor or any of their respective Affiliates.

                           (viii) The Trust shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to NAFI, the Transferor and their respective Affiliates.

                  (l) Maintenance of Licenses. The Trust shall maintain all licenses, permits, charters and registrations which are material to the performance by the Trust of its business and of its obligations under this Insurance Agreement and each other Transaction Document to which the Trust is a party or by which the Trust is bound.

                  (m) Tax Matters. The Trust will take all actions necessary to ensure that the Trust is taxable as a partnership for federal and state income tax purposes and not as an association (or publicly traded partnership) taxable as a corporation.

                  (n) Securities Laws. The Trust shall comply in all material respects with all applicable provisions of state and federal securities laws, including blue sky laws and the Securities Act, the Exchange Act and the Investment Company Act and all rules and regulations promulgated thereunder for which non-compliance would result in a Material Adverse Change with respect to the Trust and shall deliver to Financial Security copies of all filings required to be made pursuant to such laws no later than 5 business days after such filings were made.

                  (o) Incorporation of Covenants. The Trust shall comply with each of the Trust's covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

                  (p) Notice of Default. In the event any notice is delivered to the Trust under Section 5.01(d) concerning a failure in the performance or observance of any covenant or agreement on the part of the Transferor, the Servicer or NAFI, the Trust shall promptly deliver a copy of such notice to NAFI, the Transferor, the Servicer and Financial Security.

         Section 2.03. Negative Covenants of the Trust. The Trust hereby agrees that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Restrictions on Liens. The Trust shall not, except as contemplated by the Transaction Documents (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Receivables and the Other Trust Property except for the Lien in favor of the Trust Collateral Agent under the Indenture or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Trust as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables and the Other Trust Property, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the holders of the Securities and Financial Security.

                  (b) Impairment of Rights. The Trust shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Indenture Trustee, the Trust Collateral Agent, the Certificateholders, the holders of Securities, the Class B Notes or Financial Security, (ii) result in a Material Adverse Change in respect of the

         Receivables or (iii) impair the ability of the Trust to perform its obligations under the Transaction Documents.

                  (c) Waiver, Amendments, Etc. The Trust shall not waive, modify or amend, permit to become effective, or consent to, any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or its certificate of trust or the Trust Agreement unless Financial Security shall have approved the form of such waiver, amendment or modification and consented thereto in writing.

                  (d) Successors. The Trust shall not terminate or designate, or consent to the termination or designation of, the Servicer, the Backup Servicer, the Custodian, the Owner Trustee, the Trust Collateral Agent, the Indenture Trustee or the Collateral Agent or any successor thereto without the prior written approval of Financial Security.

                  (e) Creation of Indebtedness; Guarantees. The Trust shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security. Without the prior written consent of Financial Security, the Trust shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                  (f) Subsidiaries. The Trust shall not form, or cause to be formed, any Subsidiaries.

                  (g) Issuance of Additional Beneficial Ownership Interests. The Trust shall not issue or allow the issuance of any additional beneficial ownership interests or securities convertible into or exchangeable for beneficial ownership interests in the Trust.

                  (h) No Mergers. The Trust shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve except as expressly permitted by the Transaction Documents.

                  (i) Other Activities. The Trust shall not:

                           (i) sell, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or

                           (ii) engage in any business or activity except as contemplated by the Transaction Documents and as permitted under its certificate of trust.

                  (j) Insolvency. The Trust shall not commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. The Trust shall not take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Trust shall not admit in writing its inability to pay its debts.

                  (k) ERISA. The Trust shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

         Section 2.04. Representations and Warranties of NAFI and the Transferor. NAFI represents, warrants and covenants, as of the date hereof and the Date of Issuance, with respect to the Transferor and otherwise as follows, and the Transferor represents, warrants and covenants, as of the date hereof and the Date of Issuance with respect to itself and otherwise, as follows:

                  (a) Due Organization and Qualification. NAFI is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Transferor is a Delaware statutory business trust, duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of NAFI and the Transferor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Receivable unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

                  (b) Power and Authority. Each of NAFI and the Transferor has all necessary power and authority (corporate and otherwise) to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transaction.

                  (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by each of NAFI and the Transferor have been duly authorized by all necessary action (corporate and otherwise) and do not require any additional approvals or consents or other action (corporate or otherwise) by or any notice to or filing with any Person.

                  (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Transferor or NAFI, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents,

                           (i) conflicts with or results in any breach or violation of any provision of the certificate of trust and the trust agreement of the Transferor or the certificate of incorporation and by-laws of NAFI, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Transferor or NAFI, as the case may be, or any of their respective properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Transferor or NAFI, as the case may be,

                           (ii) constitutes a default by the Transferor or NAFI, as the case may be, under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Transferor or NAFI, as the case may be, or any of their respective Subsidiaries or Affiliates is a party or by which it or any of its or their properties is or may be bound or affected, or

                           (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of the Transferor or NAFI or any of their respective Subsidiaries or Affiliates except as otherwise expressly contemplated by the Transaction Documents.

                  (e) Legal Proceedings. Except as set forth in the Sale and Servicing Agreement and in any schedule thereto, there is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Receivables, NAFI, the Transferor or any of their respective Subsidiaries or Affiliates, or any properties or rights of NAFI, the Transferor or any of their respective Subsidiaries or Affiliates, pending or threatened, which, in any case, if decided adversely, could reasonably be expected to result in a Material Adverse Change with respect to NAFI, the Transferor or any Receivable.

                  (f) Valid and Binding Obligations. Each of the Transaction Documents to which either NAFI or the Transferor is a party when executed and delivered by NAFI or by the Transferor, as the case may be, will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities and the Class B Notes, when executed, authenticated and delivered in accordance with the Indenture, will be binding obligations of the Trust, enforceable in accordance with their terms, validly issued and outstanding and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Certificate, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement and will evidence the entire beneficial ownership interest in the Trust.

                  (g) Financial Statements. The Financial Statements of each of the Transferor and NAFI, copies of which have been furnished to Financial Security, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects,
         (ii) present fairly the financial condition and results of operations of each of the Transferor and NAFI as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, neither the Transferor nor NAFI is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Transferor or NAFI, as the case may be.

                  (h) ERISA. Each of the Transferor and NAFI is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

                  (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to NAFI, the Transferor or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to NAFI or to the Transferor, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to NAFI or to the Transferor which has a material possibility of causing a Material Adverse Change with respect to NAFI, the Transferor or the Receivables.

                  (j) Compliance With Securities Laws. The offer and sale of the Securities and the Class B Notes, and the issuance of the Certificate, comply in all material respects with all requirements of law, including all applicable registration requirements of securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made with respect to information included in an Offering Document and furnished by Financial

         Security in writing expressly for use therein (all such information so furnished being referred to herein as "Financial Security Information"), it being understood that, in respect of the Offering Document, the Financial Security Information is limited to the information included under the caption "THE NOTE INSURER" and the financial statements of Financial Security attached thereto as Exhibit [ ]. Neither the Trust nor the Owner Trust Estate is required to be registered as an "investment company" under the Investment Company Act. None of the Trust Agreement, the Indenture or the Sale and Servicing Agreement is required to be qualified under the Trust Indenture Act.

                  (k) Incorporation of Certain Representations and Warranties. Each of the representations and warranties of NAFI and of the Transferor contained in the Transaction Documents is true and correct in all material respects and each of NAFI and the Transferor hereby makes each such representation and warranty made by it to, and for the benefit of, Financial Security as if the same were set forth in full herein.

                  (l) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental Person, is required in connection with the execution, delivery and performance by NAFI or by the Transferor of this Insurance Agreement or of any other Transaction Document to which such Person is a party, except (in each case) such as have been obtained and are in full force and effect.

                  (m) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by NAFI or by the Transferor in the conduct of their respective businesses violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to such Person or the Receivables.

                  (n) Special Purpose Entity.

                           (i) The capital of the Transferor is adequate for the business and undertakings of the Transferor.

                           (ii) Other than with respect to the ownership by NAFI and its Affiliates of all of the beneficial ownership interests of the Transferor and the transactions as provided in (A) the Transaction Documents and (B) the corresponding applicable agreements relating to the issuance by each of National Auto Finance 1995-1 Trust, National Auto Finance 1996-1 Trust, National Auto Finance 1997-1 Trust and National Auto Finance 1998-1 Trust of a Series, the Transferor is not engaged in any business transactions with NAFI or any of its Affiliates.

                           (iii) At least one co-trustee of the Transferor shall be a Person who is not, and will not be, a director, officer, employee or holder of any partnership interests or equity securities or other beneficial ownership interests of NAFI or any of its Affiliates.

                           (iv) The Transferor's funds and assets are not, and will not be, commingled with the funds of any other Person.

                           (v) The trust agreement of the Transferor requires it to maintain (A) correct and complete books and records of account, and
         (B) minutes of the meetings and other proceedings of its holders of beneficial ownership interests and trustees (including any co-trustees).

                  (o) Solvency; Fraudulent Conveyance. Each of NAFI and the Transferor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, neither NAFI nor the Transferor will be left with an unreasonably small amount of capital with which to engage in its business. Neither NAFI nor the Transferor intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither NAFI nor the Transferor is contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of NAFI or the Transferor, as the case may be, or any of their respective assets. The amount of consideration being received by the Transferor upon the sale of the Receivables and related Other Trust Property to the Trust constitutes reasonably equivalent value and fair consideration for such Receivables and related Other Trust Property. The amount of consideration being received by the Master Trust upon the sale of the Receivables and related Other Trust Property to Funding Trust II constitutes reasonably equivalent value and fair consideration for such Receivables and related Other Trust Property. The amount of consideration being received by Funding Trust II upon the sale of the Receivables and related Other Trust Property to the Transferor constitutes reasonably equivalent value and fair consideration for such Receivables and related Other Trust Property. The amount of consideration received by NAFI upon the transfer of the Receivables and related Other Trust Property to Funding Trust II constituted reasonably equivalent value and fair consideration for such Receivables and related Other Trust Property. Neither (i) the Master Trust, with respect to the Receivables and related Other Trust Property transferred by it to Funding Trust II nor (ii) Funding Trust II, with respect to the Receivables and related Other Trust Property transferred by it to the Transferor, is transferring any of the above-mentioned Receivables and related Other Trust Property with any intent to hinder, delay or defraud any of their respective creditors. The Transferor is not transferring the Receivables and related Other Trust Property to the Trust or selling the Securities and the Class B Notes , as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Transferor's creditors.

                  (p) Investment Company Act Compliance. Neither NAFI nor the Transferor is required to be registered as an "investment company" under the Investment Company Act.

                  (q) Good Title; Valid Transfer; Absence of Liens; Security Interest.

                           (i) Immediately prior to the sale of the Receivables
                  and related Other Trust Property by the Transferor to the Trust pursuant to the Sale and Servicing Agreement on the Closing Date, the Transferor was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Receivables and related Other Trust Property. The Sale and Servicing Agreement constitutes a valid sale, transfer and assignment of the Receivables and related Other Trust Property to the Trust, enforceable against creditors of and purchasers of the Transferor. In the event that, in contravention of the intention of the parties, the transfer of such Receivables and related Other Trust Property by the Transferor to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trust shall have a valid and perfected first priority security interest in the Receivables and related Other Trust Property free and clear of all Liens and Restrictions on Transferability.

                           (ii) Immediately prior to the pledge of the
                  Collateral by the Trust to the Trust Collateral Agent pursuant to the Indenture, the Trust was the owner of, and had good and marketable title to, the Receivables and related Other Trust Property free and clear of all Liens and Restrictions on Transferability, and had full right, trust power and lawful authority to assign, transfer and pledge such property. The Indenture constitutes a valid pledge of the Collateral to the Trust Collateral Agent, and the Trust Collateral Agent shall have a valid and perfected first priority security interest in the Collateral, free and clear of all Liens and Restrictions on Transferability.

                  (r) Perfection of Liens and Security Interest. On the Closing Date, the Lien and security interest in favor of the Trust Collateral Agent with respect to the Collateral will be perfected by the delivery of the Receivable Files to the Custodian, which Receivable Files the Custodian will hold on behalf of the Trust Collateral Agent, the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection of the security interest in favor of the Trustee and the establishment of the Collection Account, the Distribution Account, the Class A Note Distribution Account, the Class B Note Distribution Account and the Lockbox Account in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Trustee Collateral Agent's first priority Lien on and security interest in the Collateral as against any third parties.

                  (s) Security Interest in Funds and Investments. Assuming the retention of funds in the Trust Accounts and the acquisition of Eligible Investments in accordance with the Transaction Documents, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Trust Collateral Agent on behalf of the Indenture Trustee (on behalf of the holders of the Securities) and Financial Security. Assuming the retention of funds in the Spread Account and the acquisition of Eligible Investments in accordance with the Spread Account Agreement, such funds and Eligible Investments will be subject to a valid and perfected, first priority security interest in favor of the Collateral Agent on behalf of Financial Security.

                  (t) Taxes. Each of NAFI and the Transferor, and each of their respective Subsidiaries, has filed all Federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Transferor or NAFI in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities, the Class B Notes and the Certificate have been paid or shall have been paid at or prior to the Date of Issuance.

         Section 2.05. Affirmative Covenants of NAFI and the Transferor. NAFI hereby agrees with respect to itself and with respect to the Transferor, and the Transferor hereby agrees with respect to itself, that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Compliance With Agreements and Applicable Laws. Each of the Transferor and NAFI shall perform each of its respective obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities, the Class B Notes and the Certificate shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

                  (b) Financial Statements; Accountants' Reports; Other Information. Each of NAFI and the Transferor shall keep or cause to be kept in reasonable detail books and records of account of its respective assets and business and, in the case of the Transferor, shall clearly reflect therein the transfer of the Receivables and related Other Trust Property to the Trust. NAFI shall cause the Master Trust to keep in reasonable detail books and records of account of its assets and business and to clearly reflect therein the transfer of the Receivables to Funding Trust II. NAFI shall cause Funding Trust II to keep in reasonable detail books and records of account of its assets and business and to clearly reflect therein the transfer of the Receivables to the Transferor. Each of NAFI and the Transferor shall furnish or cause to be furnished to Financial Security:

                           (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of NAFI and the Transferor, the audited balance sheets of NAFI and the Transferor, as the case may be, as of the end of such fiscal year and the audited statements of income, changes in equity and cash flows of NAFI and the Transferor, as the case may be, for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of NAFI's and the Transferor's independent accountants (who shall be, in each case, a nationally recognized firm or otherwise acceptable to Financial Security) and by the certificate specified in
         Section 2.05(c) hereof.

                           (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of NAFI and the Transferor, as the case may be, the unaudited balance sheets of NAFI and the Transferor, as the case may be, as of the end of such quarter and the unaudited statements of income, changes in equity and cash flows of NAFI and the Transferor, as the case may be, for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.05(c) hereof.

                           (iii) Accountants' Reports. Copies of any reports submitted to NAFI or the Transferor by their respective independent accountants in connection with any examination of the financial statements of NAFI or the Transferor, promptly upon receipt thereof.

                           (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by NAFI or the Transferor pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Financial Security may reasonably request; provided, however, that neither NAFI nor the Transferor shall be required to deliver any such items if provision by some other party to Financial Security is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. NAFI and the Transferor shall, upon the request of Financial Security, permit Financial Security or its authorized agents (A) to inspect the books and records of NAFI and the Transferor as they may relate to the Securities, the Class B Notes, the Certificate, the Receivables and the Other Trust Property, the obligations of NAFI or of the Transferor under the Transaction Documents, the Transaction and NAFI's business;
         (B) to discuss the affairs, finances and accounts of NAFI or the Transferor with its respective Chief Operating Officer and Chief Financial Officer, no more frequently than annually, unless a Special Event has occurred; and (C) to discuss the affairs, finances and accounts of NAFI or the Transferor with its independent accountants, provided that an officer of NAFI or the Transferor, as the case may be, shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of NAFI or the Transferor, as the case may be. In addition, NAFI shall promptly (but in no case more than 30 days following issuance or receipt by a Commonly Controlled Entity) provide to Financial Security a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of NAFI and the Transferor will be maintained at the respective addresses designated herein for receipt of notices, unless NAFI or the Transferor shall otherwise advise the parties hereto in writing.

                           (v) NAFI shall provide or cause to be provided to Financial Security an executed original copy of each document executed in connection with the Transaction within 10 days after the Closing Date.

                           (vi) Subject to Section 2.05(l) hereof, promptly after the filing or sending thereof, copies of all proxy statements, financial statements, reports and registration statements which NAFI or the Transferor files, or delivers to, the IRS, the Commission, or any other Federal, state or foreign government agency, authority or body which supervises the issuance of securities by NAFI or the Transferor or any national securities exchange.

         (c) Compliance Certificate. Each of NAFI and the Transferor shall deliver to Financial Security concurrently with the delivery of the financial statements required pursuant to Section 2.05(b)(i) hereof and concurrently with the delivery of the financial statements required pursuant to Section 2.05(b)(ii) hereof, a certificate signed by the Chief Financial Officer of each of NAFI and the Transferor stating that:

                           (i) a review of NAFI's and the Transferor's respective performance under the Transaction Documents during such period has been made under such officer's supervision;

                           (ii) to the best of such individual's knowledge, no Special Event, Default or Event of Default has occurred, or if a Special Event, Default or Event of Default has occurred, specifying the nature thereof and, if NAFI or the Transferor has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by NAFI or the Transferor, as the case may be, to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

                           (iii) the attached financial reports submitted in accordance with Section 2.05(b)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of NAFI or the Transferor, as the case may be, as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

         (d) Notice of Material Events. Each of NAFI and the Transferor shall promptly inform (unless, in the case of clause (i) only, prohibited by applicable law) Financial Security in writing of the occurrence of any of the following:

                           (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against NAFI or the Transferor pertaining to the Receivables in general, (B) with respect to a material portion of the Receivables or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Receivables;

                           (ii) any change in the location of NAFI's or the Transferor's principal office or any change in the location of NAFI's or of the Transferor's books and records;

                           (iii) the occurrence of any Default, Event of Default or Special Event; or

                           (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting in a Material Adverse Change in respect of NAFI or of the Transferor.

                  (e) Further Assurances. Each of NAFI and the Transferor will file or cause to be filed all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and first priority security interest in, and all rights of the Trust Collateral Agent with respect to the Collateral under the Indenture. In addition, each of NAFI and the Transferor shall, upon the request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten (10) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trust Collateral Agent with respect to the Collateral under the Indenture, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trust Collateral Agent under the Indenture. In addition, each of NAFI and the Transferor agrees to cooperate with

         S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

                  (f) Retirement of Securities. Each of NAFI and the Transferor shall cause the Trust Collateral Agent, upon retirement of the Securities pursuant to the Indenture or otherwise, to furnish to Financial Security a notice of such retirement, and, upon retirement of the Securities and the expiration of the Term Of The Policy, to surrender the Policy to Financial Security for cancellation.

                  (g) Third-Party Beneficiary. Each of NAFI and the Transferor agrees that Financial Security shall have all rights of a third-party beneficiary in respect of each of the Transaction Documents and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of Financial Security.

                  (h) Preservation of Existence. Except as provided in Section 2.06(h), each of NAFI and the Transferor shall maintain its existence as a corporation organized under the laws of the State of Delaware and as a statutory business trust organized the laws of the State of Delaware, respectively, and shall at all times continue to be duly organized under the laws of the jurisdiction of its formation and duly qualified and duly authorized (as described in Sections 2.04(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and by-laws or Certificate of Trust and trust agreement or other applicable governing documents, as the case may be.

                  (i) Disclosure Document. (1) Each Offering Document shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law. In addition, each Offering Document which includes financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements:

                           The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

                           (2) Each Offering Document delivered subsequent to
                  the Date of Issuance shall be in form and substance satisfactory to Financial Security in its sole discretion as evidenced by Financial Security's prior written consent to the use thereof.

                  (j) Special Purpose Entity.

                           (i) The Transferor shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those officers are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of NAFI or any Affiliate thereof or that the assets of the Transferor are available to pay the creditors of NAFI or any Affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, Receivables, statements and loan applications, will be made solely in the name of the Transferor.

                           (ii) The Transferor shall maintain records and books of account separate from those of NAFI and the Affiliates thereof. The Transferor's books and records shall clearly reflect the transfer of the Receivables to the Trust as a sale of the Transferor's interest in the Receivables. The books of account and records of the Transferor will be separate from those of NAFI and its Affiliates and will be maintained at the address designated herein for receipt of notices, unless the Transferor shall otherwise advise the parties hereto in writing with respect to such address.

                           (iii) The Transferor shall obtain proper authorization of all action requiring approval of the co-trustees or holders of beneficial ownership interests of the Transferor, as the case may be. Meetings of the holders of beneficial ownership interests of the Transferor shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

                           (iv) Although the organizational expenses of the Transferor have been paid by NAFI, operating expenses and liabilities of the Transferor shall be paid from its own funds.

                           (v) The annual financial statements of the Transferor shall disclose the effects of the Transferor's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Transferor are not available to pay creditors of NAFI or any Affiliate thereof.

                           (vi) The resolutions, agreements and other instruments of the Transferor underlying the transactions described in this Insurance Agreement and the other Transaction Documents shall be continuously maintained by the Transferor as official records of the Transferor separately identified and held apart from the records of NAFI and each Affiliate thereof.

                           (vii) The Transferor shall maintain an arm's-length relationship with NAFI and the Affiliates thereof and will not hold itself out as being liable for the debts of NAFI or any Affiliate thereof.

                           (viii) The Transferor shall keep its assets and its liabilities wholly separate from those of all other entities, including, but not limited to NAFI and the Affiliates thereof.

                  (k) Maintenance of Licenses. NAFI and the Transferor shall each maintain all licenses, permits, charters and registrations which are material to the performance by NAFI or the Transferor, as the case may be, of its business and of its respective obligations under this Insurance Agreement and each other Transaction Document.

                  (l) Registration Statements for the Securities. Each of NAFI and the Transferor shall (i) provide Financial Security with written notice at least 30 days prior to the filing of any registration statement relating to the Securities, the Class B Notes or the Certificate, (ii) provide Financial Security with a copy of such registration statement to be filed at least 15 days prior to such filing, (iii) prior to such filing, obtain the written consent of Financial Security with respect to the filing of such registration statement and (iv) provide Financial Security with any opinions of counsel as Financial Security may request in connection with the registration of the Securities, the Class B Notes or the Certificate under the Securities Act, which opinions shall be addressed to Financial Security and shall be in form and substance satisfactory to Financial Security.

                  (m) Incorporation of Covenants. NAFI and the Transferor shall each comply with their respective covenants set forth in the Transaction Documents and hereby incorporates such covenants by reference as if each were set forth herein.

                  (n) Release of Liens. NAFI and the Transferor shall each duly file or cause to be duly filed with respect to itself and on behalf of the Master Trust and Funding Trust II and other relevant parties, no later than the Closing Date, (i) the amendments to, and/or terminations of, UCC financing statements, evidencing the release by NAFI, the Transferor, the Master Trust and Funding Trust II and other relevant parties of any Liens, security interests and/or ownership interests in the Receivables and Other Trust Property and (ii) the financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection of Liens and security interest of the Trust Collateral Agent in favor of the Collateral.

                  (o) Notice of Default. In the event any notice is delivered to the Transferor under Section 5.01(d) concerning a failure in the performance or observance of any covenant or agreement on the part of the Servicer, NAFI or the Trust, the Transferor shall immediately deliver such notice to the Servicer, Financial Security, the Trust and NAFI.

                  (p) ERISA. NAFI shall give Financial Security prompt notice of each of the following events (but in no event more than 30 days after the occurrence of the event): (i) an Accumulated Funding Deficiency,
         (ii) the failure to make a required contribution to a Plan or Multiemployer Plan, (iii) a Reportable Event, (iv) any action by a Commonly Controlled Entity to terminate any Plan or withdraw from any Multiemployer Plan, (v) any action by the PBGC to terminate or appoint a trustee to administer a Plan, (vi) the reorganization of insolvency of any Multiemployer Plan and (vii) an aggregate Underfunding for all Underfunded Plans in excess of $100,000. In addition, NAFI shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to Financial security a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any of the events described in the preceding sentence or the underfunded status, termination or possible termination of a Plan or Multiemployer Plan.

                  (q) Systems Protection. NAFI has taken, or will by September 30, 1999, use its best efforts to take, and will by January 1, 2000 take, all actions necessary and appropriate to prevent any material problems in its computer systems, auto-dialer system, or other data processing or information management systems arising from or in connection with the advent of calendar year 2000, and will provide Financial Security, with reasonable promptness upon request, such reports and other information as may be requested by Financial Security from time to time evidencing the actions taken or to be taken as aforesaid.

                  (r) Securities Laws. The Trust and NAFI shall comply in all material respects with all applicable provisions of state and federal securities laws, including blue sky laws and the Securities Act, the Securities Exchange Act and the Investment Company Act and all rules and regulations promulgated thereunder for which non-compliance would result in a Material Adverse Change in respect of the Trust, the Transferor, NAFI or any Receivable.

                  (s) NAFI shall within 30 days of the Closing Date, amend all Securitization Agreements with respect to which Financial Security has issued a financial guaranty insurance policy to conform to the provisions of Section 4.16 of the Sale and Servicing Agreement.

         Section 2.06. Negative Covenants of NAFI and the Transferor. NAFI hereby agrees with respect to itself and with respect to the Transferor and the Transferor hereby agrees with respect to itself that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Restrictions on Liens. Neither NAFI nor the Transferor shall (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien on, or Restriction on Transferability of, the Receivables or the Other Trust Property except for the Lien in favor of the Trust Collateral Agent under the Indenture for the benefit of the holders of the Securities and Financial Security or (ii) with respect to the Receivables or the Other Trust Property, sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names either NAFI or the Transferor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the holders of the Securities and Financial Security, under the Indenture.

                  (b) Impairment of Rights. Neither NAFI nor the Transferor shall take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trust, the Trust Collateral Agent, the holders of the Securities, the holders of the Class B Notes, the Certificateholders or Financial Security, (ii) result in a Material Adverse Change in respect of the Receivables or the Other Trust Property or (iii) impair the ability of NAFI or of the Transferor to perform its obligations under the Transaction Documents, including any consolidation or merger with any Person or any transfer of all or any material amount of NAFI's or the Transferor's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of NAFI or the Transferor or any successor Person obligated, after such event, to perform NAFI's or the Transferor's obligations under the Transaction Documents.

                  (c) Waiver, Amendments, Etc. Neither NAFI nor the Transferor shall waive, modify or amend, permit to become effective, (to the extent they have the ability to do so) or consent to, any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or the Transferor's certificate of trust or trust agreement unless Financial Security shall have approved the form of such waiver, amendment or modification and consented thereto in writing.

                  (d) Successors. Neither NAFI nor the Transferor shall terminate or designate, or consent to the termination or designation of, the Servicer, the Backup Servicer, the Custodian, the Owner Trustee, the Trust Collateral Agent, the Indenture Trustee or the Collateral Agent or any successor thereto without the prior written approval of Financial Security.

                  (e) Creation of Indebtedness; Guarantees. Other than as expressly permitted in the Transaction Documents, the Transferor shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security. Without the prior written consent of Financial Security, the Transferor shall not assume guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

                  (f) Subsidiaries. The Transferor shall not form, or cause to be formed, any Subsidiaries.

                  (g) Issuance of Additional Beneficial Ownership Interests. The Transferor shall not issue or allow the issuance of any additional beneficial ownership interests or securities convertible into or exchangeable for beneficial ownership interests in the Transferor.

                  (h) No Mergers. (a) The Transferor shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve; and (b) NAFI shall not
         (i) consolidate with or merge into any Person unless it complies with the procedures set forth in Section 9.3 of the Sale and Servicing Agreement with respect to the merger or consolidation of the Servicer,
         (ii) transfer all or any material portion of its assets to any Person or (iii) liquidate or dissolve.

                  (i) Other Activities. The Transferor shall not:

                           (i) sell, transfer, exchange or otherwise dispose of any of its assets except as expressly permitted under the Transaction Documents and under the Transferor's certificate of trust and trust agreement; or

                           (ii) engage in any business or activity other than as contemplated in the Transaction Documents and as permitted under its certificate of trust and trust agreement.

                  (j) Insolvency. Neither NAFI nor the Transferor shall commence with respect to the Transferor any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. Neither NAFI nor the Transferor shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Transferor shall not admit in writing its inability to pay its debts.

                  (k) ERISA. The Transferor shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

                  (l) Distributions. The Transferor shall not declare or make payment of (i) any distribution on or in respect of any of its beneficial ownership interests, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire its beneficial ownership interests unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Transferor or the Trust under any Transaction Document with respect to any Series is then due and owing but unpaid.

                  (m) Transfer of the Certificate.

                           (i) None of the Transferor, NAFI or the Transferor will permit or allow the sale, transfer, assignment, conveyance or pledge of, the Certificate at any time subsequent to the Date of Issuance to any Transferee, that is an Affiliate of NAFI or the Transferor, unless, NAFI and the Transferor shall have received the prior written consent of Financial Security and, (I) such Transferee is structured as a special purpose bankruptcy remote entity and such entity is acceptable to Financial Security, (II) prior to such sale, transfer, assignment, conveyance or pledge, NAFI and the Transferor deliver to Financial Security an Opinion of Counsel substantially similar in form and substance to the Opinion of Counsel delivered on the Date of Issuance as to non-consolidation of the assets and liabilities of (a) the Transferor and NAFI, (b) such Transferee and NAFI and (c) such Transferee and its parent entity (if such parent entity is not NAFI) and (III) such Transferee agrees to comply with the restrictions contained in this Section 2.6(m)(i) and to adhere to such restrictions for the benefit of Financial Security.

                           (ii) The Transferor shall not sell, transfer, assign, convey or pledge, and neither NAFI nor the Transferor will permit or allow the sale, transfer, assignment, conveyance or pledge of, any Certificate at any time subsequent to the Date of Issuance to any Person that is not an Affiliate of the Transferor or NAFI, unless the Transferor shall have received the prior written consent of Financial Security and, (I) prior to such sale, transfer, assignment, conveyance or pledge, such Person delivers to Financial Security (A) its agreement in writing to the effect that so long as it has any interest in any Certificate such Person shall not become an Affiliate of the Transferor or NAFI and (B) its agreement in writing containing a nonpetition covenant with respect to the Transferor in form and substance satisfactory to Financial Security in its sole discretion, and (ii) the obligations of the Transferor to such Person in connection with such sale, transfer, assignment, conveyance or pledge shall be recourse only to the extent of amounts, if any, received by the Transferor pursuant to Section 3.03(b) of the Spread Account Agreement and Section 5.7 of the Sale and Servicing Agreement.

                           (iii) Notwithstanding clauses (i) and (ii) above, neither the Transferor nor NAFI shall sell, transfer, assign, convey or pledge, and neither the Transferor nor NAFI will permit or allow the sale of, any of the Class B Notes to NAFI or to the Transferor.

                           (iv) Notwithstanding anything contained herein to the contrary, any transfer of the Certificate shall also comply with the provisions of Section 3.4 of the Trust Agreement that sets forth certain conditions to a transfer of the Certificate.

                  (n) Neither NAFI nor the Transferor shall terminate or designate, or consent to the termination or designation of, the Transferor Owner Trustee or any Independent Co-Trustee (as defined in the Transferor Trust Agreement) under the Transferor Trust Agreement or any successor to any of such Persons without the prior written consent of Financial Security thereto."

         Section 2.07. Representations and Warranties of NAFI and the Transferor with respect to the Master Trust and Funding Trust II. Each of the Transferor and NAFI represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, with respect to itself, with respect to the Master Trust, with respect to Funding Trust II and otherwise, as follows:

                  (a) Good Title; Valid Transfer; Absence of Liens; Security Interest. Immediately prior to the sale of the Receivables and related Other Trust Property to Funding Trust II pursuant to the Assignment Agreement on the Closing Date, the Master Trust was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Receivables and related Other Trust Property. Immediately prior to the sale of the Receivables and related Other Trust Property to the Transferor pursuant to the Sale Agreement on the Closing Date, Funding Trust II was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Receivables and related Other Trust Property. The Assignment Agreement constitutes a valid sale, transfer and assignment of the Receivables and related Other Trust Property to Funding Trust II, enforceable against creditors of and purchasers of the Master Trust. The Sale Agreement constitutes a valid sale, transfer and assignment of the Receivables and the related Other Trust Property to the Transferor, enforceable against creditors of and purchasers of Funding Trust II. In the event that, in contravention of the intention of the parties, (i) the transfer of the Receivables and related Other Trust Property by the Master Trust to Funding Trust II or (ii) the transfer of the Receivables and related Other Trust Property by Funding Trust II to the Transferor is characterized as other than a sale, such transfer shall be characterized as a secured financing, and Funding Trust II or the Transferor, as applicable, shall have a valid and perfected first priority security interest in such Receivables and related Other Trust Property free and clear of all Liens and Restrictions on Transferability other than as imposed by the Transaction Documents.

                  (b) Compliance With Agreements and Applicable Laws. Each of the Master Trust and Funding Trust II has performed each of its obligations under the Assignment Agreement and the Sale Agreement, respectively, and is in compliance with all material requirements of any law, rule or regulation applicable to it, or that are required in connection with its performance under the Assignment Agreement and the Sale Agreement, respectively. Each of the Master Trust and Funding Trust II has not taken any action that would interfere with the enforcement of any rights under the Assignment Agreement and the Sale Agreement, respectively.

         Section 2.08. Affirmative Covenants of NAFI and the Transferor with respect to the Master Trust and Funding Trust II. Each of NAFI and the Transferor hereby agrees with respect to itself, with respect to the Master Trust, with respect to Funding Trust II and otherwise, that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Notice of Material Events. Each of NAFI and the Transferor shall promptly inform Financial Security in writing of the occurrence of any of the following:

                           (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against the Master Trust or Funding Trust II, as the case may be, (B) with respect to any of the Receivables transferred by the Master Trust to Funding Trust II or Funding Trust II to the Transferor, or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve any of the Receivables transferred by the Master Trust to Funding Trust II or Funding Trust II to the Transferor; or

                           (ii) any other event, circumstance or condition that has resulted in a material adverse change in the ability of the Master Trust or Funding Trust II to perform its obligations under the Assignment Agreement or the Sale Agreement, respectively.

                  (b) Further Assurances. Each of NAFI and the Transferor will file, or cause to be filed, all necessary termination statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to release the Lien and security interest of (i) the Master Trust in any Receivables transferred by the Master Trust to Funding Trust II or
         (ii) Funding Trust II in any Receivables transferred by Funding Trust II to the Transferor. In addition, each of NAFI and the Transferor shall, upon the written request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten (10) days of such request, such further instruments and take such further action as may be reasonably commercially necessary to protect the interest of the Transferor in the Receivables transferred by the Master Trust to Funding Trust II and by Funding Trust II to the Transferor, free and clear of all Liens and Restrictions on Transferability created by or for the benefit of the Master Trust or Funding Trust II, as the case may be.

                  (c) Third-Party Beneficiary. The Transferor and NAFI agree that Financial Security shall have all rights of a third-party beneficiary in respect of the Assignment Agreement and the Sale Agreement and each of NAFI and the Transferor hereby restates the representations, warranties and covenants of the Master Trust and Funding Trust II as set forth therein for the benefit of Financial Security.

         Section 2.09. Negative Covenants of NAFI and the Transferor with respect to the Master Trust and Funding Trust II. Each of NAFI and the Transferor hereby agrees with respect to itself, with respect to the Master Trust, with respect to Funding Trust II and otherwise that during the Term of this Agreement, unless Financial Security shall otherwise expressly consent in writing:

                  (a) Restrictions on Liens. Neither NAFI nor the Transferor shall permit the execution or filing under the Uniform Commercial Code of any jurisdiction any financing statement naming the Master Trust or Funding Trust II as a debtor, or the execution of any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables transferred by the Master Trust to Funding Trust II and by Funding Trust II to the Transferor, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the holders of the Securities and Financial Security.

                  (b) Waiver, Amendments, Etc. Neither NAFI nor the Transferor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the certificate of trust or trust agreement of Funding Trust II (including not permitting any Affiliate of NAFI or the Transferor to take any such action).

                                  ARTICLE III.

                   THE POLICY; REIMBURSEMENT; INDEMNIFICATION

         Section 3.01. Issuance of the Policy. Financial Security agrees to issue the Policy subject to satisfaction of the conditions precedent set forth in Appendix II hereto.

         Section 3.02. Payment of Fees and Premium.

                  (a) Inducement Letter Fees and Expenses. On the Date of Issuance, NAFI and the Transferor agree to pay or cause to be paid the amounts specified with respect to fees, expenses and disbursements in the Inducement Letter and as set forth on the Premium Letter unless otherwise agreed between NAFI and Financial Security.

                  (b) Legal Fees. On the Date of Issuance, NAFI shall pay or cause to be paid legal fees and disbursements incurred by Financial Security in connection with the issuance of the Policy and as set forth in the Premium Letter.

                  (c) Rating Agency Fees. The initial fees of S&P and Moody's with respect to the Securities and the transactions contemplated hereby shall be paid by the Transferor in full on the Date of Issuance, or otherwise provided for to the satisfaction of Financial Security. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the Securities shall be for the account of, and shall be billed to, NAFI. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Securities, in which case the cost for such agency shall be paid by the Transferor.

                  (d) Auditors' Fees. NAFI shall pay on demand any additional fees of Financial Security's auditors payable in respect of any Offering Document that are incurred after the Date of Issuance. It is understood that Financial Security's auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of NAFI.

                  (e) Premium. In consideration of the issuance by Financial Security of the Policy, Financial Security shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Transferor and (ii) in the case of Premium due after the Date of Issuance, first, from monies available for such payment in accordance with Section 5.7 of the Sale and Servicing Agreement and second, to the extent that such monies are insufficient, from NAFI. The Premium paid hereunder or under the Sale and Servicing Agreement shall be nonrefundable without regard to whether Financial Security makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. Although the Premium is fully earned by Financial Security as of the Closing Date, the Premium shall be payable in periodic installments as provided in the Premium Letter. Anything herein or in any of the Transaction Documents notwithstanding, upon the occurrence of an Event of Default, the entire outstanding balance of further installments of the Premium shall be immediately due and payable. All payments of Premium shall be made by wire transfer to an account designated from time to time by Financial Security by written notice to the Transferor and NAFI.

         Section 3.03. Reimbursement Obligation. Notwithstanding any of the following provisions of this Section 3.03 to the contrary, the payment obligations set forth in Sections 3.03(a), 3.03(b) (other than in respect of amounts due from NAFI), 3.03(c) (other than in respect of amounts due from NAFI and other amounts that, after due notice and any required passage of time, would not be payable as a "Scheduled Payment" under the Policy), and 3.03(d)(v) shall be non-recourse obligations with respect to NAFI, the Transferor or any Affiliate of either (other than the Trust) and shall be payable only from monies available for such payment in accordance with Section 5.7 of the Sale and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of NAFI, the Transferor or any of their respective Affiliates under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of NAFI, the Transferor or any of their respective Affiliates in the performance of its duties and obligations thereunder or reckless disregard by NAFI, the Transferor or any of their respective Affiliates of its duties and obligations thereunder). NAFI, the Transferor and the Trust agree to pay to Financial Security the following amounts as and when incurred:

                  (a) a sum equal to the total of all amounts paid by Financial Security under the Policy;

                  (b) interest on any and all amounts described in this Section
         3.03 or Section 3.02(e) from the date due to Financial Security pursuant to the provisions hereof until payment thereof in full, payable to Financial Security at the Late Payment Rate per annum;

                  (c) any payments made by Financial Security on behalf of, or advanced to, NAFI, in its capacity as Servicer, the Trust, the Owner Trustee, the Custodian, the Trust Collateral Agent, the Backup Servicer, the Collateral Agent or the Indenture Trustee, including, without limitation, any amounts payable by NAFI, in its capacity as Servicer, the Trust, the Owner Trustee, the Custodian, the Trust Collateral Agent, the Backup Servicer, the Collateral Agent or the Indenture Trustee pursuant to the Securities or any other Transaction Documents; and any payments made by Financial Security as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of Financial Security to third parties in connection with the Transaction; and

                  (d) any and all out-of-pocket charges, fees, costs and expenses which Financial Security may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent Financial Security has not been immediately reimbursed on the date that any amount is paid by Financial Security under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the administration, enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any Affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, (iv) any review or investigation made by Financial Security in those circumstances where its approval or consent is sought under any of the Transaction Documents, (v) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents or otherwise in the discretion of Financial Security, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, (vi) preparation of bound volumes of the Transaction Documents, and (vii) any Federal, state or local tax (other than taxes payable in respect of the gross income of Financial Security) or other governmental charge imposed in connection with the issuance of the Policy.

                  All such amounts are to be immediately due and payable without demand, in full, without any requirement on the part of Financial Security to seek reimbursement of such amounts from any other source of reimbursement or indemnity or to allocate such amount to any other transaction that may have benefited from the expenditure of such amounts.

         Section 3.04. Indemnification.

                  (a) Indemnification by NAFI and the Transferor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, each of NAFI and the Transferor, jointly and severally, agrees to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each Person, if any, who controls Financial Security within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                           (i) any statement, omission or action (other than of or by Financial Security) in connection with the offering, issuance, sale, remarketing or delivery of the Securities, the Class B Notes or the Certificate;

                           (ii) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Trust, the Transferor or NAFI, as the case may be;

                           (iii) the breach by the Trust, the Transferor or NAFI, as the case may be, of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Trust, the Transferor or NAFI, as the case may be, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

                           (iv) the violation by the Trust, the Transferor or NAFI of any federal, state or foreign law, rule or regulation, or any judgment, order or decree applicable to it; or

                           (v) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Offering Document or in any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the Financial Security Information, it being understood that in respect of the Offering Document, the Financial Security Information is limited to information included under the caption "THE NOTE INSURER" and the financial statements of Financial Security attached thereto as Exhibit [ ].

                  (b) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against Financial Security, any officer, director, shareholder, employee or agent of Financial Security or any Person controlling Financial Security (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from the Transferor and NAFI (the "Indemnifying Party") hereunder, Financial Security shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to Financial Security and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the

         Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Financial Security in any such action or proceeding or
         (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Financial Security). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (b), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

                  (c) Contribution. To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

         Section 3.05. Subrogation. Subject only to the priority of payment provisions of the Sale and Servicing Agreement, each of the Trust, the Transferor and NAFI acknowledges that, to the extent of any payment made by Financial Security pursuant to the Policy, Financial Security is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the holders of the Securities to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. Each of the Trust, the Transferor and NAFI agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of Financial Security, are necessary to evidence such subrogation and to perfect the rights of Financial Security to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.

                                  ARTICLE IV.

                               FURTHER AGREEMENTS

         Section 4.01. Effective Date; Term of Agreement. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as Financial Security is no longer subject to a claim under the Policy and the Policy shall have been surrendered to Financial Security for cancellation and (b) all amounts payable to Financial Security and the holders of the Securities under the Transaction Documents and under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04 and 4.02 hereof shall survive any termination of this Insurance Agreement.

         Section 4.02. Further Assurances and Corrective Instruments. To the extent permitted by law, each of the Trust, the Transferor, and NAFI agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Financial Security may reasonably request and as may be required in Financial Security's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement and the intent of the parties hereto.

         Section 4.03. Obligation Absolute. The payment obligations of the Trust, the Transferor and NAFI hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Insurance Agreement under all circumstances irrespective of the following:

                           (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Securities or the Policy;

                           (ii) any exchange or release of any other obligations hereunder;

                           (iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Trust, the Transferor or NAFI may have at any time against Financial Security or any other Person;

                           (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect;

                           (v) any failure of the Transferor or the Trust to receive the proceeds from the sale of the Securities;

                           (vi) any breach by the Trust, the Transferor or NAFI of any representation, warranty or covenant contained in any of the Transaction Documents;

                           (vii) any payment by Financial Security under the Policy against presentation of a certificate or other document which does not strictly comply with the terms of the Policy; or

                           (viii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of the Trust, the Transferor or NAFI in respect of any Transaction Document.

                  (b) Each of the Trust, the Transferor and NAFI and any and all others who are now or may become liable for all or part of the obligations of any of them under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents;
         (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Trust, the Transferor or NAFI; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by Financial Security with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

                  (c) Nothing herein shall be construed as prohibiting the Trust, NAFI or the Transferor from pursuing any rights or remedies it may have against any Person other than Financial Security in a separate legal proceeding.

         Section 4.04. Assignments; Reinsurance; Third-Party Rights. This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of the Trust, the Transferor nor NAFI may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of Financial Security. Any assignment made in violation of this Insurance Agreement shall be null and void.

                  (a) Financial Security shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of any of its obligations hereunder or under the Policy.

                  (b) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of Financial Security in connection therewith any rights of Financial Security under the Transaction Documents, or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the Transaction.

                  (c) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any holder of the Notes or Certificateholder other than Financial Security, against the Trust, the Transferor or NAFI, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. None of the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, any holder of the Notes or any Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by NAFI or the Transferor pursuant to Section 3.02, 3.03 or 3.04 hereof.

         Section 4.05. Liability of Financial Security. Neither Financial Security nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Trust Collateral Agent or for any acts or omissions of the Trust Collateral Agent in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to Financial Security (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless Financial Security had actual knowledge thereof). In furtherance and not in limitation of the foregoing, Financial Security (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                   ARTICLE V.

                           EVENTS OF DEFAULT; REMEDIES

         Section 5.01. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                  (a) any demand for payment shall be made under the Policy;

                  (b) any representation or warranty made by the Trust, the Transferor, the Servicer or NAFI under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if the Trust, the Transferor, the Servicer or NAFI, as applicable, effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

                  (c) (i) the Trust, the Transferor, the Servicer or NAFI shall fail to pay when due any amount payable by the Trust, the Transferor, the Servicer or NAFI under any of the Transaction Documents, unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) the Trust, the Transferor, the Servicer, Funding Trust II, the Master Trust or NAFI shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

                  (d) the Trust, the Transferor, the Servicer, Funding Trust II, the Master Trust or NAFI shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents (except for the obligations described under clause (c) above and clause
         (n) below) and such failure shall continue for a period of 30 days after written notice given to either the Trust or the Transferor;

                  (e) the Trust, NAFI, the Servicer or the Transferor shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate it insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming it as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against any of the Trust, NAFI, the Servicer or the Transferor under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against any of the Trust, NAFI, the Servicer or the Transferor seeking liquidation of its assets and such Person shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or any of the Trust, NAFI, the Servicer or the Transferor shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Person or the whole or any substantial part of its properties or assets or such Person shall take any corporate action in furtherance of any of the foregoing;

                  (f) as of any Reporting Date, the Average Delinquency Ratio shall have been equal to or greater than 12.00%;

                  (g) as of any Reporting Date, the Average Default Rate is equal to or greater than 25.00%;

                  (h) as of any Reporting Date, the Average Net Loss Rate is equal to or greater than 13.00%;

                  (i) the Trust becomes taxable as an association (or publicly traded partnership) or taxable as a corporation for Federal or state income tax purposes;

                  (j) the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement;

                  (k) the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement or similar agreement among (x) Financial Security and (y) NAFI and/or the Transferor and/or any other Affiliate of NAFI, entered into with respect to another Series.

                  (l) any default in the observance or performance of any covenant or agreement of the Trust made in the Indenture (other than a default in the payment of the interest or principal of any security when due) or any representation or warranty of the Trust made in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Trust and the Indenture Trustee by Financial Security, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied;

                  (m) on any Payment Date, the sum of Available Amount with respect to such Distribution Date and the amounts available in the Series 1999-1 Spread Account (prior to withdrawals therefrom in accordance with the terms of the

         Spread Account Agreement and prior to any deposits into such Spread Account from Spread Accounts, if any, related to any other Series (as defined in the Spread Account Agreement)) is less than the sum of amounts payable on such Distribution Date pursuant to clauses (i) through (vi) of Section 5.7(a) of the Sale and Servicing Agreement;

                  (n) the failure to file in the appropriate jurisdictions any of the financing statements described in Section 2.01(q), 2.04(r) or 2.05(n) by the Date of Issuance or if a filing service is used, the failure to deliver any of the financing statements described in Section 2.01(q), 2.04(r) or 2.05(n) by the Date of Issuance to such filing service for prompt filing in the appropriate jurisdictions;

                  (o) the Securities or the Class B Notes not being treated as debt for federal or applicable state income tax purposes and such characterization having a material adverse effect on the Trust, the holders of the Securities, the holders of the Class B Notes or Financial Security;

                  (p) any event of default under NAFI's Restructuring Agreement, Junior Subordination Agreement, or the Revolving Credit Facility and a party has exercised any of its remedies thereunder; and

                  (q) (i) NAFI shall fail to file (or cause to be filed) in the aggregate jurisdiction(s) within 2 Business Days of the Closing Date UCC-3 termination statements with respect to the security interest of the Master Trust (or any other Person) in the Receivables and (ii) NAFI shall fail to (A) file (or cause to be filed) or (B) provide to Financial Security written evidence of filing acceptable to Financial Security, in each case within 5 Business Days of the Closing Date, UCC-3 termination statements with respect to the security interest of the Master Trust (or any other Person) in any pools of Receivables (as defined in the related Securitization Agreements) in connection with NAFI's 1996-1, 1997-1 and 1998-1 securitization transactions.

         Section 5.02. Remedies; Waivers. Upon the occurrence of an Event of Default, Financial Security may exercise any one or more of the rights and remedies set forth below:

                           (i) declare all or a portion of the Premium
         Supplement that has accrued or will accrue payable, and the same shall thereupon (A) be immediately due and payable to the extent then accrued and (B) become immediately due and payable upon accrual to the extent accruing thereafter, whether or not Financial Security shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

                           (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Controlling Party under the Transaction Documents, including, without limitation, its right to accelerate the Securities or to terminate NAFI as Servicer and to appoint a substitute servicer; or

                           (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Trust, the Transferor or NAFI under the Transaction Documents.

                  (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Financial Security to exercise any remedy reserved to Financial Security in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

                  (c) If any proceeding has been commenced to enforce any right or remedy under this Insurance Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Financial Security, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of Financial Security shall continue as though no such proceeding had been instituted.

                  (d) Financial Security shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by Financial Security and delivered to the Trust, the Transferor and NAFI. Any such waiver may only be effected in writing duly executed by Financial Security, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                  Article VI.

                                  MISCELLANEOUS

         Section 6.01. Amendments, Etc. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

         Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied (with telephonic confirmation of receipt if telecopied) to the recipient as follows:

                  (a)      To Financial Security:   Financial Security Assurance Inc. 350 Park Avenue New York, NY 10022 Attention:
                                                    Transaction Oversight Department (with a copy to the General Counsel) Re:
                                                    National Auto Finance 1999-1 Trust, $48,000,000 7.26% Class A Automobile
                                                    Receivables Backed Notes, Confirmation: (212) 826-0100 Telecopy Nos.: (212)
                                                    339-3518, (212) 339-3529 (in each case in which notice or other communication to
                                                    Financial Security refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General
                                                    Counsel and the Head-Financial Guaranty Group and shall be marked to indicate
                                                    "URGENT MATERIAL ENCLOSED.")
                  (b)      To the Transferor:       National Financial Auto
                                                        Funding Trust
                                                    c/o Chase Manhattan Bank
                                                        Delaware
                                                    1201 Market Street
                                                    Wilmington, Delaware  19801

                                                              Attention:  Corporate Trust
                                                                  Administration
                                                              Telecopy No:  (302) 984-4903
                                                              Confirmation: (302) 428-3375

                  (c)      To NAFI:                           National Auto Finance Company, Inc.
                                                              10302 Deerwood Park Boulevard
                                                              Suite 100
                                                              Jacksonville, Florida  32256

                                                              Attention:  President
                                                              Telecopy No:  (904) 996-2575
                                                              Confirmation: (904) 996-2500

                 (d)      To the Trust:                       National Auto Finance 1999-1 Trust
                                                              c/o Wilmington Trust Company
                                                              Rodney Square North
                                                              1100 North Market Street
                                                              Wilmington, DE  19890

                                                              Attention:  Corporate Trust
                                                                  Administration
                                                              Telecopy No: (302) 651-8882
                                                              Confirmation: (302) 651-1000

                  A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

         Section 6.03. Payment Procedure. In the event of any payment by Financial Security for which it is entitled to be reimbursed or indemnified as provided above, each of the Trust, the Transferor and NAFI agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to Financial Security. All payments to be made to Financial Security under this Insurance Agreement shall be made to Financial Security in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 12:00 p.m. (New York, New York time) on the date when due or as Financial Security shall otherwise direct by written notice to the Trust, the Transferor and NAFI. In the event that the date of any payment to Financial Security or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to Financial Security under this Insurance Agreement shall bear interest at the Late Payment Rate from the date due to the date paid.

         Section 6.04. Confidentiality. Any information obtained by Financial Security pursuant to this Insurance Agreement shall be held in confidence by Financial Security unless (i) such information has become available to the public other than as a result of a disclosure by or through Financial Security,
(ii) such information was available to Financial Security on a nonconfidential basis prior to its disclosure to Financial Security hereunder, (iii) Financial Security shall be required in connection with any legal or regulatory proceeding to disclose such information, or (iv) Financial Security, in its sole discretion, deems it necessary to disclose such information to the Rating Agencies; provided, that, in any such instance, Financial Security will use its best efforts to notify the Trust, the Transferor or NAFI of its intention to make any such disclosure prior to making any such disclosure and, in the case of disclosure to a Rating Agency, Financial Security shall notify such Rating Agency that such information is confidential and should be treated as such by such Rating Agency.

         Section 6.05. Severability. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

         Section 6.06. Governing Law. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREIN.

         Section 6.07. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND/OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT,

ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

                  (a) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

                  (b) Each of the Trust, the Transferor and NAFI hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Trust, the Transferor and NAFI agrees that service of such process upon such Person shall constitute personal service of such process upon it.

                  (c) Nothing contained in this Insurance Agreement shall limit or affect Financial Security's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Trust, the Transferor or NAFI or its respective property in the courts of any jurisdiction.

         Section 6.08. Consent of Financial Security. In the event that Financial Security's consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by Financial Security in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

         Section 6.09. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

         Section 6.10. Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE

TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS
WAIVER.

         Section 6.11. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, Affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, Affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

                  It is expressly understood and agreed by the parties hereto that (a) this Insurance Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Insurance Agreement or the other Transaction Documents.

                  It is expressly understood and agreed by the parties hereto that (a) this Insurance Agreement is executed and delivered by Chase Manhattan Bank Delaware, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware, but is made and intended for the purpose of binding only the Trust and
(c) under no circumstances shall Chase Manhattan Bank Delaware, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Insurance Agreement or the other Transaction Documents.

         Section 6.12. Entire Agreement. This Insurance Agreement, the Premium Letter, the Inducement Letter and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Insurance Agreement, all as of the day and year first above written.

                                       FINANCIAL SECURITY ASSURANCE INC.


                                        By:  /s/ AUTHORIZED SIGNATURE
                                           ------------------------------------
                                             Name:
                                             Title:


                                       NATIONAL AUTO FINANCE 1999-1 TRUST
                                        By:    Wilmington Trust Company, not
                                               in its individual capacity, but
                                               solely in its capacity as owner
                                               trustee for National Auto Finance
                                               Trust 1999-1 Trust


                                        By:  /s/ PATRICIA A. EVANS
                                           ------------------------------------
                                             Name:   Patricia A. Evans
                                             Title:  Financial Services Officer


                                       NATIONAL FINANCIAL AUTO FUNDING TRUST
                                        By:    Chase Manhattan Bank
                                               Delaware, not in its individual
                                               capacity, but solely in its
                                               capacity as owner trustee for
                                                   National Financial Auto
                                               Funding Trust


                                        By:  /s/ DENIS KELLY
                                           ------------------------------------
                                             Name:   Denis Kelly
                                             Title:  Assistant Vice President



                                       NATIONAL AUTO FINANCE COMPANY, INC.

                                        By:  /s/ STEPHEN R. VETH
                                           ------------------------------------
                                             Name:   Stephen R. Veth
                                             Title:  Vice President, Secretary
                                                     and General Counsel

                                   APPENDIX I

                                   DEFINITIONS

                  "Accumulated Funding Deficiency" has the meaning provided in
Section 412 of the Code and Section 302 of ERISA, whether or not waived.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act.

                  "Assignment Agreement" means the Assignment Agreement, dated as of September 1, 1999, between the Master Trust and Funding Trust II, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Backup Servicing Agreement" means the Backup Servicing Agreement, dated as of March 31, 1998, among the Transferor, NAFI and Harris Trust and Savings Bank, in its capacities as Trustee and Standby Servicer under the Pooling and Servicing Agreements (as defined in such Backup Servicing Agreement) and Trustee and Backup Servicer under the Sale and Servicing Agreements (as defined in such Backup Servicing Agreement), as the same may be amended, amended and restated, supplemented or otherwise modified or substituted or replaced from time to time in accordance with the terms thereof.

                  "Business Day" means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the City of New York, Wilmington, Delaware, Chicago, Illinois or the State of Florida are authorized or obligated by law or executive order to be closed.

                   "Certificate" means the Asset Backed Certificate issued and executed by the Trust and authenticated by the Owner Trustee, in substantially the form set forth in Exhibit A to the Trust Agreement.

                  "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Collateral" has the meaning specified in the Indenture.

                  "Commission" means the Securities and Exchange Commission.

                  "Commonly Controlled Entity" means, with respect to the Trust, the Transferor or NAFI, as the case may be, and each entity, whether or not incorporated, which is affiliated with the Trust, the Transferor or NAFI pursuant to Section 414(b), (c), (m) or (o) of the Code.

                   "Custodian Agreement" means the Custodial Agreement, dated as of September 1, 1999, between NAFI and Harris Trust and Savings Bank as custodian, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Date of Issuance" means the date on which the Policy is issued as specified therein.

                  "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Event of Default" means any event of default specified in
Section 5.01 of this Insurance Agreement.

                  "Expiration Date" means the final date of the Term Of The Policy, as specified in the Policy.

                  "Financial Security" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

                  "Financial Security Information" has the meaning provided in Sections 2.01(i) and 2.04(j) of this Insurance Agreement.

                  "Financial Statements" means with respect to NAFI and the Transferor, as the case may be, the balance sheet as of December 31, 1998 and the statements of income, retained earnings and cash flows for the 12-month period then ended and the notes thereto and the balance sheet as of June 30, 1999 and the statement of income, retained earnings and cash flows for the three months then ended and the notes thereto.

                  "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

                  "Funding Trust II" means National Financial Auto Funding Trust II, a business trust formed by NAFI under the laws of the State of Delaware.

                   "Indenture" means the Indenture, dated as of September 1, 1999, between National Auto Finance 1999-1 Trust and Harris Trust and Savings Bank, as Indenture Trustee and Trust Collateral Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Indenture Trustee" means Harris Trust and Savings Bank, an Illinois banking corporation, as indenture trustee under the Indenture, and any successor thereto as indenture trustee under the Indenture.

                  "Inducement Letter" means that letter dated August 3, 1999, from NAFI to Financial Security.

                  "Initial Purchase Agreement" means the Class A Note Purchase Agreement, dated as of September 1, 1999, among the 1999-1 Trust, NAFI, Funding Trust, and the Initial Purchasers.

                  "Initial Purchasers" mean Prudential Insurance Company of America, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey.

                  "Insurance Agreement" means this Insurance and Indemnity Agreement dated as of September 1, 1999, among Financial Security, the Trust, the Transferor and NAFI, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Insurance Agreement Indenture Cross Default" means an Event of Default specified in clauses (a), (e), (i), (l), (m), (o), (p) and (q) of
Section 5.01 of this Insurance Agreement.

                  "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "IRS" means the Internal Revenue Service.

                  "Junior Subordination Agreement" means the Amended and Restated Junior Subordination Agreement, dated as of April 7, 1999, by and among NAFI, The 1818 Mezzanine Fund, L.P., PC Investment Company, Manufacturers Life Insurance Company, The Structured Finance High Yield Fund, LLC, Nova Financial Corporation, Nova Corporation, Stephen L. Gurba, Edgar A. Otto and Gary Shapiro.

                  "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Chase Manhattan Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over 360 days.

                  "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

                  "Master Trust" means National Financial Auto Receivables Master Trust, a trust formed by Funding Trust II under the laws of the State of New York.

                  "Material Adverse Change" means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or any of its Subsidiaries or Affiliates, or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party, (b) in respect of any Receivable, a material adverse change in (i) the value or marketability of such Receivable, or (ii) the probability that amounts now or hereafter due in respect of such Receivable will be collected on a timely basis or (c) a material adverse change in the ability of Financial Security or the Trust to realize the benefits of the security afforded under the Transaction Documents.

                  "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.

                  "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

                  "NAFI" means National Auto Finance Company, Inc., a Delaware corporation.

                  "National Auto Finance 1995-1 Trust" means the National Auto Finance 1995-1 Trust.

                  "National Auto Finance 1996-1 Trust" means the National Auto Finance 1996-1 Trust.

                  "National Auto Finance 1997-1 Trust" means the National Auto Finance 1997-1 Trust.

                  "National Auto Finance 1998-1 Trust" means the National Auto Finance 1998-1 Trust.

                  "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to the Policy.

                  "Offering Document" means the Offering Memorandum dated September 24, 1999, in respect of the Securities and the Class B Notes and any amendment or supplement thereto and any other offering document of the Transferor or an Affiliate thereof in respect of the Securities or the Class B Notes that makes reference to the Policy.

                   "Other Trust Property" means the Trust Property and the property and proceeds conveyed by the Transferor to the Trust pursuant to
Section 2.1 of the Sale and Servicing Agreement exclusive of the Policy.

                  "Owner Trust Estate" has the meaning provided in the Trust Agreement.

                  "Owner Trustee" means Wilmington Trust Company, as owner trustee, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor thereto as owner trustee under the Trust Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

                  "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership, limited liability company, limited liability partnership or other organization or entity (whether governmental or private).

                  "Plan" means any pension plan (other than a Multiemployer
Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

                  "Policy" means the financial guaranty insurance policy, including any endorsements thereto, issued by Financial Security with respect to the Securities, substantially in the form attached as Annex I to this Insurance Agreement.

                  "Premium" means the premium payable in accordance with Section 3.02(e) of this Insurance Agreement and the Premium Supplement, if any.

                  "Premium Letter" means the side letter dated September 1, 1999, among Financial Security, NAFI, the Transferor and the Trust Collateral Agent in respect of the premium payable in consideration of the issuance of the Policy.

                  "Premium Supplement" means a non-refundable premium, in addition to the premium payable in accordance with Section 3.02(e) of this Insurance Agreement, accruing to Financial Security in monthly installments commencing on the Premium Supplement Commencement Date and on each monthly anniversary in accordance with the terms set forth in the Premium Letter and payable upon and in accordance with a declaration under Section 5.02(a)(i) of this Insurance Agreement.

                  "Premium Supplement Commencement Date" means the date of occurrence of an Event of Default whether or not an "Event of Default" shall have been declared.

                  "Provided Documents" means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to Financial Security by or on behalf of the Trust, the Transferor or NAFI with respect to itself, its Subsidiaries or Affiliates, the Receivables or the Transaction.

                  "Receivables" has the meaning provided in the Sale and Servicing Agreement.

                  "Reportable Event" means any of the events set forth in
Section 4043(b) of ERISA or the regulations thereunder.

                  "Restrictions on Transferability" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

                  "Restructuring Agreement" means the Restructuring Agreement dated as of April 7, 1999 by and among National Auto Finance Company, Inc. (the "Company"), National Auto Finance Company, L.P., National Auto Finance Corporation, the Partners, The 1818 Mezzanine Fund, L.P., PC Investment Company, Progressive Investment Company, Inc., Manufacturers Life Insurance Company and The Structured Finance High Yield Fund, LLC.

                  "Revolving Credit Facility" means the Revolving Credit, Term Loan and Security Agreement dated as of March 31, 1999.

                  "Sale Agreement" means the Sale Agreement, dated as of September 1, 1999, between the Transferor and Funding Trust II, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of September 1, 1999, among the Trust, the Transferor, the Servicer, the Backup Servicer and the Trust Collateral Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Securities" means the $48,000,000 of National Auto Finance 1999-1 Trust, 7.26% Class A Automobile Receivables-Backed Notes issued pursuant to the Indenture.

                  "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Securitization Agreement" has the meaning provided in paragraph C of the Introductory Statements to this Insurance Agreement.

                  "Series 1999-1" means the Series issued on the date hereof pursuant to the Indenture.

                  "Series 1999-1 Supplement" means the Series 1999-1 Supplement to the Spread Account Agreement.

                  "Series of Securities" or "Series" means Series 1999-1 or any, or as the context may require, all, additional series of securities, certificates, notes or other obligations issued or arising as described in paragraph C of the Introductory Statements hereto.

                  "Servicer Termination Side Letter" means the letter from Financial Security to the Trust Collateral Agent, the Transferor and NAFI dated as of September 1, 1999, with regard to the renewal term of the Servicer.

                  "S&P" means Standard & Poor's Ratings Group, division of McGraw Hill, Inc., and any successor thereto, and, if such entity shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.

                  "Special Event" means the occurrence of any one of the following: (a) an Event of Default under this Insurance Agreement has occurred and is continuing, (b) a Trigger Event has occurred and is continuing, (c) any legal proceeding or binding arbitration is instituted with respect to the Transaction or (d) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of the Trust, NAFI, the Transferor or the Receivables.

                  "Spread Account" means the "Series 1999-1 Spread Account", as such term is defined in Series 1999-1 Supplement.

                  "Spread Account Agreement" means the Amended and Restated Master Spread Account Agreement, dated as of March 31, 1998 among the Transferor, the Collateral Agent named therein and Financial Security as the same has been previously supplemented and as it may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Supplement to the Backup Servicing Agreement" means the Supplement to the Backup Servicing Agreement, dated as of September 1, 1999, by and among the Transferor, NAFI and the Backup Servicer.

                  "Term of this Agreement" shall be determined as provided in
Section 4.01 of this Insurance Agreement.

                  "Term Of The Policy" has the meaning provided in the Policy for the term "Term Of This Policy".

                  "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

                  "Transaction Documents" means the Securities, the Certificate, this Insurance Agreement, the Lockbox Agreement, the Custodian Agreement, the Sale and Servicing Agreement, the Indenture, the Premium Letter, the Indemnification Agreement, any Sub-Servicing Agreement, the Inducement Letter, the Sale Agreement, the Assignment Agreement, the Servicer Termination Side Letter, the Initial Purchase Agreement, the Spread Account Agreement, Series 1999-1 Supplement, the Backup Servicing Agreement, the Supplement to the Backup Servicing Agreement, the Transferor Trust Agreement, the certificate of trust of the Trust and the Trust Agreement and any other financing document executed in connection with Series 1999-1

                  "Transferor" means National Financial Auto Funding Trust, a business trust formed by NAFI under the laws of the State of Delaware.

                  "Transferor Owner Trustee" means Chase Manhattan Bank Delaware, a Delaware banking corporation, not in its individual capacity but solely in its capacity as the owner trustee under the Transferor Trust Agreement, and any successor thereto in such capacity.

                  "Transferor Trust Agreement" means the First Amended and Restated Trust Agreement dated as of December 8, 1994, among NAFI, as depositor, the Transferor Owner Trustee, the persons identified therein as the Co-Trustees, and the other persons party thereto, as amended by Amendments to Trust Agreements, dated as of October 1, 1997, and Amendment No. 2 to First Amended and Restated Trust Agreement, dated as of March 31, 1998, in each case among NAFI, the Transferor Owner Trustee, the persons identified therein as the Co-Trustees, and the other persons party thereto, if any, as the same may be further amended and restated, amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Trigger Event" has the meaning provided in the Series 1999-1 Supplement.

                  "Trust" means the trust created under the Trust Agreement.

                  "Trust Accounts" means the Collection Account, the Distribution Account, the Class A Note Distribution Account, the Class B Note Distribution Account and the Lockbox Account.

                  "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of September 1, 1999, between the Transferor and the Owner Trustee with respect to the Trust, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Trust Collateral Agent" means Harris Trust and Savings Bank, an Illinois banking corporation, as trust collateral agent under the Indenture and as trust collateral agent under the Sale and Servicing Agreement, as applicable, and any successor thereto as trust collateral agent under the Indenture or trust collateral agent the Sale and Servicing Agreement, as the case may be.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

                  "Underfunded Plan" means any Plan that has an Underfunding.

                  "Underfunding" means, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

                                   APPENDIX II

                      TO INSURANCE AND INDEMNITY AGREEMENT

                 CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

         (a) Payment of Initial Premium and Expenses; Premium Letter. Financial Security shall have been paid, by or on behalf of NAFI, a nonrefundable Premium and shall have been reimbursed, by or on behalf of NAFI, for other fees and expenses identified in Section 3.02 of this Insurance Agreement as payable at closing and Financial Security shall have received a fully executed copy of the Premium Letter.

         (b) Transaction Documents. Financial Security shall have received a copy of each of the Transaction Documents in form and substance satisfactory to Financial Security, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Sale and Servicing Agreement relating to the payment to Financial Security of the Premium due on the Policy and the reimbursement to Financial Security of amounts paid under the Policy shall be in form and substance acceptable to Financial Security in its sole discretion.

         (c) Certified Documents and Resolutions. Financial Security shall have received a copy of (i) the certificate of trust and the trust agreement for each of the Trust, the Transferor and Funding Trust II, (ii) the certificate of incorporation and by-laws of NAFI, (iii) the consent, if necessary, of the co-trustees and/or holders of beneficial interests of each of the Transferor and Funding Trust II, and (iv) the resolutions of the Board of Directors of NAFI, in each case authorizing the issuance of the Securities, the Class B Notes and the Certificate, and the execution, delivery and performance by the Trust, the Transferor, Funding Trust II and NAFI, as applicable, of the Transaction Documents and the transactions contemplated thereby, certified by a Secretary or Assistant Secretary of the Trust, the Transferor, Funding Trust II and NAFI, as applicable (which certificate shall state that such certificate of trust and trust agreement or certificate of incorporation and by-laws, as the case may be, are in full force and effect without modification on the Date of Issuance).

         (d) Incumbency Certificate. Financial Security shall have received a certificate of a Secretary or Assistant Secretary of each of the Transferor, Funding Trust II, the Owner Trustee, the Trust Collateral Agent, the Indenture Trustee and NAFI, respectively, certifying the name and signatures of the officers of the Funding Trust II, Owner Trustee, the Trust Collateral Agent, the Indenture Trustee and NAFI, as the case may be, authorized to execute and deliver the Transaction Documents and that all consents necessary to execute and deliver such documents have been obtained.

         (e) Representations and Warranties; Certificate. The representations and warranties of the Trust, the Transferor and NAFI in this Insurance Agreement shall be true and correct as of the Date of Issuance with respect to such Person as if made on the

Date of Issuance and Financial Security shall have received a certificate of an appropriate officer of the Owner Trustee, the Transferor and NAFI, as the case may be, to that effect.

         (f) Opinions of Counsel. Financial Security shall have received opinions of counsel addressed to Financial Security, Moody's and S&P in respect of the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, NAFI, Funding Trust II, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to Financial Security, addressing such matters as Financial Security may reasonably request, including without limitation, the items set forth in Appendix A hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

         (g) Approvals, Etc. Financial Security shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, the approval of the co-trustees of each of the Transferor and Funding Trust II, the holders of beneficial ownership interests in each of the Transferor and Funding Trust II and the board of directors of NAFI, required in connection with the Transaction.

         (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

         (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents, illegal or otherwise prevent the consummation thereof.

         (j) Satisfaction of Conditions of the Initial Purchase Agreement. All conditions in the Initial Purchase Agreement to the Initial Purchasers' obligation to purchase the Securities (other than the issuance of the Policy) shall have been satisfied.

         (k) Issuance of Ratings. Financial Security shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

         (l) Maintenance of Receivables Files; Filings and Recordings. Financial Security shall have received evidence satisfactory to it that: (i) the Receivables Files are being maintained by and held in the custody of the Custodian pursuant to the Sale and Servicing Agreement and the Custodian Agreement; (ii) all filings necessary to perfect the interest of the Trust Collateral Agent in the Collateral have been made; and (iii) all taxes, fees and other changes payable in connection with such filings shall have been paid.

         (m) Perfection Certificate. A duly authorized officer of NAFI shall have executed and delivered to Financial Security on or prior to the Closing Date a certificate in the form attached as Exhibit B hereto, which shall contain the representation of NAFI that each of the financing statements listed in the schedule attached thereto have, or in the case of any such financing statement on Form UCC-3 or UCC-2 within 2 Business Days after the Closing Date will be, filed in the applicable filing office and jurisdiction, bearing (as applicable) the applicable filing index number, specified in such schedule with respect to such financing statement.

         (n) No Default. No Default or Event of Default shall have occurred.

         (o) Absence of Liens. Financial Security shall have received evidence satisfactory to it in its sole discretion that all Liens of Funding Trust II and the Master Trust and Restrictions on Transferability relating to the Receivables transferred by the Master Trust to Funding Trust II and by Funding Trust II to the Transferor have been released or removed on or prior to the Date of Issuance.

         (p) Additional Items. Financial Security shall have received such other documents, instruments, approvals or opinions requested by Financial Security as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to Financial Security that all conditions precedent, if any, in the Transaction Documents have been satisfied.

                                     ANNEX I

                                       TO

                        INSURANCE AND INDEMNITY AGREEMENT

                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY

                                                                       EXHIBIT-B


                              OFFICER'S CERTIFICATE

         Reference is made to the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Securitization Agreement"), among National Auto Finance Trust 1999-1, as Issuer, National Auto Funding Trust, as Seller, National Auto Finance Company Inc. ("NAFI"), in its individual capacity and as Servicer and Harris Trust and Savings Bank, as Back-up Servicer and Trust Collateral Agent (capitalized terms used and not defined herein having the meanings assigned thereto in the Securitization Agreement). The undersigned, hereby certifies that he is the Chairman of the Board and CEO of NAFI, and that, as such, is authorized to deliver this certificate on behalf of NAFI and further certifies that the financing statements listed in Schedule 1 attached hereto represent all of the Uniform Commercial Code financing statements that have been, as of the Closing Date, filed in connection with the execution and delivery of the Securitization Agreement and the other Transaction Documents, and that each such financing statement has been filed in the filing office and jurisdiction, bearing (as applicable) the filing index number, specified in such schedule with respect to such financing statement.




                  [remainder of page intentionally left blank]


                                  Exhibit B-1

         IN WITNESS WHEREOF, I have hereunto set my hands this ___th day of September __, 1999.



                                 NATIONAL AUTO FINANCE
                                 COMPANY, INC.



                                 By:
                                    ---------------------------------------
                                      Name:
                                      Title:



                                  Exhibit B-2

                                   SCHEDULE 1

                               Schedule of Filings



                                  Exhibit B-3

                                   APPENDIX A

                               OPINIONS OF COUNSEL

           There shall be delivered to Financial Security, Moody's and S&P opinions of counsel satisfactory in form and substance to Financial Security and its counsel, including, without limitation, opinions as follows:

         (i) opinions to the effect that the Securities, the Class B Notes and the Certificate have been duly issued, and the Transaction Documents have been duly executed and delivered, and each constitutes legal, valid and binding obligations, enforceable in accordance with its respective terms;

         (ii) opinions as to compliance with applicable securities laws, including, but not limited to, opinions to the effect that:

                  (A) no filing or registration with or notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation of the Transaction, except such as may be required and have been obtained under the Securities Act and state securities or "blue sky" laws;

                  (B) none of the Transferor, NAFI, the Trust or the Trust Estate is required to be registered under the Investment Company Act; and

                  (C) none of the Indenture, the Trust Agreement or the Sale and Servicing Agreement is required to be qualified under the Trust Indenture Act;

         (iii) an opinion to the effect that (A) the Trust Collateral Agent has a first priority perfected security interest in the Collateral and the proceeds thereof (covering perfection by possession and by filing UCC-1 financing statements) under the applicable Uniform Commercial Code; (B) the Receivables and the Other Trust Property would not be included as part of the estate of NAFI or Funding Trust II in the event of any receivership or insolvency proceedings in respect thereof; (C) the transfer of the Receivables and the Other Trust Property would be characterized by a court of competent jurisdiction as a sale of such Receivables and Other Trust Property by Funding Trust II to the Transferor, and not as a borrowing by or Funding Trust II, as applicable, or a relationship of joint ownership, partnership, joint venture or similar arrangement; and (D) the assets and liabilities of each of the Trust and the Transferor would not be substantively consolidated with those of NAFI in the event of any receivership or insolvency proceeding in respect of NAFI;

         (iv) the Collateral Agent under the Spread Account Agreement has a valid, perfected first priority perfected security interest in the collateral held thereunder for the benefit of secured parties thereunder;



                                  Appendix A-1

         (v) a title and perfection opinion with respect to the Financed Vehicles from California, Georgia, South Carolina and North Carolina;

         (vi) opinions with respect to United States federal tax law and ERISA;

         (vii) general corporate and enforceability opinions with respect to NAFI, the Master Trust, Funding Trust II, the Transferor, the Trust, the Collateral Agent, the Owner Trustee, the Trust Collateral Agent and the Indenture Trustee;

         (viii) an opinion to the effect that the forms of Receivables used comply with the disclosure requirements of the Federal Truth-in-Lending Act and Regulations Z and B of the Federal Reserve Board;

         (ix) the Offering Document does not contain any untrue statement of a material fact or limit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

         (x) in the event that the transfer of the Receivables and the Other Trust Property to the Trust is not characterized as a sale by a court of competent jurisdiction, such court would characterize such transfer as a grant of a security interest to the Trust in the Receivables and the Other Trust Property, which security interest has been perfected as a first priority security interest; and

         (xi) such other opinions as Financial Security shall request.



                                  Appendix A-2